UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     August 31, 2005
                                                --------------------------------

   Morgan Stanley ABS Capital I Inc. (as depositor for the Morgan Stanley Home Equity Loans Trust 2005-3 to be formed pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2005, relating to the Morgan Stanley Home
  Equity Loan Trust 2005-3, Mortgage Pass-Through Certificates, Series 2005-3)
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             (Exact name of registrant as specified in its charter)


   Delaware                         333-121914-08                 13-3939229
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)



1585 Broadway, New York, New York                                 10036
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code      (212) 761-4000
                                                  ------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley Home Equity Loan Trust 2005-3 Mortgage Pass-Through Certificates, Series 2005-3. On August 31, 2005, Morgan Stanley ABS Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, JPMorgan Chase Bank, National Association, as servicer, HomEq Servicing Corporation, as servicer, Mila, Inc., as responsible party, LaSalle Bank National Association, as custodian, and Deutsche Bank National Trust Company, as trustee, of Morgan Stanley Home Equity Loan Trust 2005-3 Mortgage Pass-Through Certificates, Series 2005-3 (the "Certificates"), issued in fifteen classes. The Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of August 31, 2005 of $747,000,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), The Williams Capital Group ("Williams Capital") and Blaylock & Company, Inc. (collectively with MS&Co. and Williams Capital, the "Underwriters"), pursuant to an Underwriting Agreement dated as of August 26, 2005 by and among the Company and the Underwriters.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
           -------------------------------------------------------------------

(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of August 1, 2005, by and among the Company, as depositor, LaSalle Bank National Association, as custodian, JPMorgan Chase Bank, National Association, as servicer, HomEq Servicing Corporation, as servicer, Mila, Inc., as responsible party, and Deutsche Bank National Trust Company, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  September 15, 2005                 MORGAN STANLEY ABS CAPITAL I INC.




                                          By:  /s/ Steven Shapiro
                                             -----------------------------------
                                              Name:   Steven Shapiro
                                              Title:  Executive Director

                                INDEX TO EXHIBITS

Item  601(a)  of
Regulation  S-K                                                   Paper (P) or
Exhibit No.                     Description                       Electronic (E)
-----------                     -----------                      ---------------

4                               Pooling and Servicing Agreement,         (E)
                                dated as of August 1, 2005, by and
                                among the Company, as depositor,
                                LaSalle Bank National Association, as
                                custodian, JPMorgan Chase Bank,
                                National Association, as servicer,
                                HomEq Servicing Corporation, as
                                servicer, Mila, Inc., as responsible
                                party, and Deutsche Bank National
                                Trust Company, as trustee

                                    EXHIBIT 4

                         Pooling and Servicing Agreement